SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

SUNLINK HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12607	31-0621189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

900 Circle 75 Parkway Suite 1300, Atlanta, Georgia 30339

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 770-933-7000

Item 7.	Financial Statements and Exhibits

(c) Exhibits –

99.1	SunLink Health Systems, Inc. Press Release dated February 12, 2004 – “SunLink Health Systems, Inc. Announces Fiscal 2004 Second Quarter Results”

Item 12.	Disclosure of Results of Operations and Financial Condition

On February 12, 2004, SunLink Health Systems, Inc. issued a press release announcing its results for the quarter ended December 31, 2003, a copy of such press release is attached as Exhibit 99.1 to the report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SunLink Health Systems, Inc.

Date: February 13, 2004

By:	/s/ Mark J. Stockslager

Mark J. Stockslager Principal Accounting Officer

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